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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): December 30, 1997








                             VISION TWENTY-ONE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      FLORIDA                  0-22977                    59-3384581
--------------------    --------------------    ----------------------------
  (State or other            (Commission              (IRS Employer
  jurisdiction of           File Number)            Identification No.)
  incorporation)




            7209 BRYAN DAIRY ROAD
               TAMPA, FLORIDA                              33777
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(Address of principal executive offices)                (Zip Code)





Registrant's Telephone Number, Including Area Code:  813-545-4300






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The Acquisitions. On December 30, 1997, Vision Twenty-One, Inc. (the "Company") closed, effective December 1, 1997, the acquisition of one-hundred percent (100%) of the outstanding stock of LSI Acquisition, Inc. ("LSI") and MEC Health Care, Inc., ("MEC"), both of which were wholly-owned subsidiaries of LaserSight, Inc. (the "Acquisitions"). As consideration for the Acquisitions, LaserSight, Inc. was paid aggregate consideration of approximately $13.0 million consisting of $6.5 million in cash and 812,500 shares of Company common stock. The consideration is subject to certain adjustments. The cash portion of the consideration paid by the Company for the Acquisition was financed through a letter amendment to the Company's credit facility with Prudential Securities Credit Corporation. In addition, LaserSight, Inc. and the Company entered into a Stock Distribution Agreement for the liquidation of the shares of Company Common stock received by LaserSight, Inc. by May 29, 1998 through, at the Company's option, the filing of a shelf registration statement, a private placement, a direct redemption by the Company, or other method acceptable to the Company and LaserSight, Inc. Under the Stock Distribution Agreement, LaserSight, Inc.
is entitled to receive a minimum of $6.5 million and a maximum of $7.475 million from the liquidation subject to certain post-closing adjustments.

         LSI has a twenty-five year service agreement with Northern N.J. Eye Institute, an ophthalmology practice located in South Orange, New Jersey, with four locations including an ambulatory surgery center. The LSI acquisition allows the Company to further expand its Local Area Delivery Systems (LADS) in the state of New Jersey. The estimated clinic revenues of N.J. Eye Institute were $4.0 million for the year ended December 31, 1997.

         MEC is a managed care company located in Baltimore, Maryland. MEC operates an Administrative Service Center and holds eleven managed eye care contracts covering over 650,000 capitated optometry and ophthalmology lives which are serviced through a provider panel consisting of over 400 contracted eye care physicians, principally located in the greater Baltimore, Washington, D.C. and Virginia metropolitan areas. With the substantial increase in covered lives, the MEC acquisition continues the Company's strategy of capturing managed care business. The estimated revenues from MEC were $8.7 million for the year ended December 31, 1997.

         The Acquisitions will be accounted for as a "purchase" for financial reporting purposes.




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ITEM 5.  OTHER MATTERS.

         On December 31, 1997, the Company issued a press release announcing the Acquisitions, a copy of which is filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

         It is impracticable to provide the required financial statements for the Acquisitions at the time this Report is being filed. The Company undertakes to file the required financial statements as soon as they are available (expected to be no later than March 16, 1998) under cover of an amendment to this Form 8-K or such other acceptable Exchange Act report, but no later than sixty (60) days after the date this Report must be filed.

         (b)      Pro Forma Financial Information.

         It is impracticable to provide the pro forma financial information for the Acquisitions that would be required pursuant to Article 11 of Regulation S-X at the time this Report is being filed. The Company undertakes to file the required financial statements as soon as they are available (expected to be no later than March 16, 1998) under cover of an amendment to this Form 8-K or such other acceptable Exchange Act report, but no later than sixty (60) days after the date this Report has been filed.

         (c)      Exhibits

         The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                           FORWARD LOOKING STATEMENTS

         Statements contained in this Form 8-K that are not based on historical fact, including statements of the Company's plan of distribution for the shares of its common stock issued to LaserSight, Inc. as a part of the consideration for the LSI and MEC acquisitions and statements of revenues and future expansion of the Company, are forward-looking statements. These forward looking statements contain statements regarding expected future actions by the Company and profitability to the Company resulting from the acquisitions and the integration of the Company's Local Area Delivery System to offer the full continuum of eye care services. Actual results may differ materially from the statements made as a result of various factors including, but not limited to, the risks associated with the Company's ability to finance future growth; the Company's ability to affect an orderly distribution of the shares held by LaserSight, Inc. pursuant to the Stock Distribution Agreement; the Company's ability to finance any redemption of the LaserSight, Inc. shares and the resulting expenses associated therewith; changes in the Company's stock price, which could result in additional liquidation payments to LaserSight, Inc. of approximately $1.0 million, as set forth in the Stock Distribution Agreement; the Company's ability to successfully and profitably manage its managed care practices; the Company's ability to retain key employees and agents of acquired businesses and managed practices; the loss of significant management contract(s); profitability at sites managed by Vision Twenty-One; the ability of the Company to successfully integrate its acquisitions; the ability of the Company to effectively manage the cost of its acquisitions; any material impact on future revenues of its acquired businesses; changes in insurance coverage, government laws and regulations regarding health care or managed care contracting; the ability of the Company to retain managed care contracts with acceptable terms; and other risks, including those identified in the Company's most recent 10-Q and S-1 registration statement and in other documents filed by the Company with the U.S. Securities and Exchange Commission (SEC).








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VISION TWENTY-ONE, INC.

                                            By:      /s/ RICHARD T. WELCH
                                                     --------------------------
                                                     Richard T. Welch
                                            Its:     Chief Financial Officer


Dated: January 13, 1998



























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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER   EXHIBIT
------   -------

 2.1*    Stock Purchase Agreement effective December 1, 1997 among Vision
         Twenty-One, Inc., MEC Health Care, Inc., LSI Acquisition, Inc. and
         LaserSight Incorporated.

 4.1     Letter Amendment dated December 30, 1997 to the Note and Warrant
         Purchase Agreement between Vision Twenty-One, Inc. and Prudential
         Securities Credit Corporation.

 4.2     Stock Distribution Agreement dated December 30, 1997 by and between
         Vision Twenty-One, Inc. and LaserSight Incorporated.

10.1     Letter Amendment dated December 30, 1997 to the Note and Warrant
         Purchase Agreement between Vision Twenty-One, Inc. and Prudential
         Securities Credit Corporation, filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

10.2     Stock Distribution Agreement dated December 30, 1997 by and between
         Vision Twenty-One, Inc. and LaserSight, Incorporated, filed as Exhibit
         4.2 to this Form 8-K and incorporated herein by reference.

99       Copy of Press Release of the Company dated December 31, 1997.

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*        Schedules (or similar attachments) have been omitted and the Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.



















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